SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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                          Indian Village Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

                          Indian Village Bancorp, Inc.
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                    [INDIAN VILLAGE BANCORP, INC. LETTERHEAD]



                                 October 4, 2002




Dear Stockholder:

         You are cordially invited to attend our annual meeting of stockholders. We will hold the meeting at the New Philadelphia branch office of Indian Village Community Bank, 635 West High Avenue, New Philadelphia, Ohio, on November 6, 2002 at 1:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on our operations. Our directors and officers, as well as a representative of Crowe, Chizek and Company LLP, our independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                          Sincerely,


                                          /s/ Marty R. Lindon
                                          -------------------------------------
                                          Marty R. Lindon
                                          President and Chief Executive Officer

                          INDIAN VILLAGE BANCORP, INC.
                             100 SOUTH WALNUT STREET
                            GNADENHUTTEN, OHIO 44629
                                 (740) 254-4313


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         On November 6, 2002, we will hold our annual meeting of stockholders at the New Philadelphia branch office of Indian Village Community Bank, 635 West High Avenue, New Philadelphia, Ohio. The meeting will begin at 1:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

         1. The election of two directors to serve for a term of three years;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending June 30, 2003; and

         3.       Such other business that may properly come before the meeting.

         NOTE: Our Board of Directors is not aware of any other business to come before the meeting.

         Only stockholders of record at the close of business on September 13, 2002 are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Michael A. Cochran
                                              ----------------------------------
                                              Michael A. Cochran
                                              Corporate Secretary


Gnadenhutten, Ohio
October 4, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          INDIAN VILLAGE BANCORP, INC.

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                                 PROXY STATEMENT

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         We are furnishing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors to be used at our annual meeting of stockholders. The annual meeting will be held at the New Philadelphia branch office of Indian Village Community Bank located at 635 West High Avenue, New Philadelphia, Ohio, on November 6, 2002 at 1:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about October 4, 2002.


                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

         You are entitled to vote your shares of our common stock only if our records show that you held your shares as of the close of business on September 13, 2002. As of the close of business on September 13, 2002, a total of 402,139 shares of our common stock were outstanding. Each share of common stock has one vote. Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, in excess of 10% of the outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

         If you are a beneficial owner of our common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

         The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of Crowe, Chizek and Company LLP will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

         We are sending this proxy statement to you for the purpose of requesting that you allow your shares of our common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise our Corporate Secretary in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Your attendance at the annual meeting will not in itself revoke your proxy.

         If your common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

PARTICIPANTS IN INDIAN VILLAGE COMMUNITY BANK'S ESOP AND 401(K) PLAN

         If you participate in the Indian Village Community Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Indian Village Community Bank 401(k) Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan that reflects all shares you may vote under each plan. Under the terms of the ESOP, 41,896 shares held by the ESOP are voted by the ESOP trustees, however, each ESOP participant may direct the trustees how to vote the shares of common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of the trustee's fiduciary duties. Under the terms of the 401(k) Plan, participants may direct the trustee of the Indian Village Bancorp, Inc. Stock Fund (the "Stock Fund") how to vote shares of common stock credited to their accounts in the 401(k) plan. The Stock Fund trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is October 30, 2002.

                                 STOCK OWNERSHIP

         The following table provides information as of September 13, 2002 about the persons that we know to be the beneficial owners of more than 5% of our outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                  PERCENT OF
          NAME AND ADDRESS                     NUMBER OF         COMMON STOCK
                                              SHARES OWNED        OUTSTANDING
          ----------------------------------------------------------------------
          Indian Village Community Bank        41,896(1)             10.4%
          Employee Stock Ownership Plan
          100 South Walnut Street
          Gnadenhutten, Ohio 44629

-----------------------------
(1) As of September 13, 2002, 8,495 shares had been allocated to participants' ESOP accounts. The ESOP trustees are Michael A.
         Cochran and Cindy S. Knisely. See "Voting and Proxy Procedure - Participants in Indian Village Community Bank's ESOP and 401(k) Plan" for a discussion of the ESOP's voting procedures.

         The following table provides information as of September 13, 2002 about the shares of common stock that may be considered to be beneficially owned by each director, each nominee for director and by all of our directors and executive officers as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.


                    NAME                         NUMBER OF          NUMBER OF SHARES THAT MAY     PERCENT OF
                                               SHARES OWNED        BE ACQUIRED WITHIN 60 DAYS    COMMON STOCK
                                            (EXCLUDING OPTIONS)       BY EXERCISING OPTIONS     OUTSTANDING(1)
         ------------------------------------------------------------------------------------------------------------

         John A. Beitzel                               11,179                 1,240                   3.1%

         Michael A. Cochran                            16,000                   440                   4.1

         Cindy S. Knisely                               7,600                   440                   2.0

         Joanne Limbach                                 6,500                   440                   1.7

         Marty R. Lindon                               14,899                 1,640                   4.1

         Rebecca S. Mastin                             10,000                   440                   2.6

         Vernon E. Mishler                             10,000                   440                   2.6

         All directors and executive officers          82,531                 8,280                  22.1
           as a group (11 persons)

-----------------------------
(1) Based on 402,139 shares of common stock outstanding and entitled to vote as of September 13, 2002, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 200 shares owned by Mr. Beitzel's spouse. Also includes 548 shares allocated to Mr. Beitzel under the ESOP for which Mr. Beitzel has voting power but not investment power. Also includes 431 shares allocated under the 401k.
(3) Includes 5,000 shares owned by Mr. Cochran's spouse. Does not include 41,896 shares held by the ESOP, for which Mr. Cochran serves as a trustee. Does not include 4,285 shares held by the 401(k), for which Mr. Cochran serves as a trustee.
(4) Includes 100 shares owned by Ms. Knisely's daughter. Does not include 41,896 shares held by the ESOP, for which Ms. Knisely serves as a trustee. Does not include 4,285 shares held by the 401(k), for which Mr. Knisely serves as a trustee.
(5) Includes 500 shares owned by Mr. Lindon's daughter. Also includes 1,147 shares allocated to Mr. Lindon under the ESOP for which Mr. Lindon has voting power but not investment power. Also includes 2,752 shares allocated under the 401k.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         Our Board of Directors consists of seven members. Five directors are independent and two are members of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Michael A. Cochran and Rebecca S. Mastin, both of whom currently serve as our directors and of Indian Village Community Bank.

         The Board of Directors intends that the proxies it solicits will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of June 30, 2002. The indicated period of service as a director includes the period of service as a director of Indian Village Community Bank.

                    BOARD NOMINEES FOR ELECTION OF DIRECTORS

         MICHAEL A. COCHRAN is an attorney in private practice. He is also Assistant Prosecuting Attorney for Tuscarawas County, Ohio. Mr. Cochran serves as our Corporate Secretary and as Corporate Secretary for Indian Village Community Bank. Age 52. Director since 1995.

         REBECCA S. MASTIN serves as our Chairperson of the Board and as Chairperson of the Board of Indian Village Community Bank. Ms. Mastin also owns Wendy's restaurant franchises. Age 49. Director since 1996.

                         DIRECTORS CONTINUING IN OFFICE

THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2003:

         JOHN A. BEITZEL serves as our Vice Chairman of the Board and as Vice Chairman of the Board of Indian Village Community Bank. Mr. Beitzel has also served as Executive Vice President of Indian Village Community Bank since July 1999. He retired as the elected Tuscarawas County auditor. Age 54. Director since 1997.

         CINDY S. KNISELY, a certified public accountant, is the President of Knisely & Associates Accounting and Financial Services, Inc., a certified public accounting firm. Age 44. Director since 1997.

THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2004:

         JOANNE LIMBACH is the President of Limbach, Nolan and Dantonio, Inc. D/B/A Limbach and Associates, a state and local tax consulting firm located in Columbus, Ohio. Ms. Limbach served as Tax Commissioner for the State of Ohio from 1983 to 1991. Age 61. Director since 1997.

         MARTY R. LINDON has served as our President and Chief Executive Officer since March 1999 and as President and Chief Executive Officer of Indian Village Community Bank since December 1998. Before serving as President and Chief Executive Officer of Indian Village Community Bank, he served as its Vice President of Lending since 1993. Age 45. Director since 1998.

         VERNON E. MISHLER is a retired Ohio State Auditor and public accountant. Age 74. Director since 1989.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         We conduct our business through meetings and activities of our Board of Directors and its committees. During the fiscal year ended June 30, 2002, our Board of Directors held twelve meetings and the Board of Directors of Indian Village Community Bank held twelve meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he or she served.

         The Audit Committee, consisting of Cindy S. Knisely, Rebecca S. Mastin and Vernon E. Mishler, receives and reviews all reports prepared by our independent auditors. This committee met four times during the fiscal year ended June 30, 2002.

         The Asset Classification Committee, consisting of Cindy S. Knisely and Joanne Limbach, reviews Indian Village Community Bank's past due and delinquent loans and reports its findings to the Board of Directors quarterly. This committee met four times during the fiscal year ended June 30, 2002.

         The Nominating Committee, consisting of the full Board of Directors, selects annually management's nominees for election as directors. This committee met on August 15, 2002 to select management's nominees for election as directors at this annual meeting. Our Bylaws provide for shareholder nominations of directors. See "Stockholder Proposals and Nominations."

DIRECTORS' COMPENSATION

         Directors' Fees. Indian Village Community Bank pays a monthly fee of $1,000 to each independent director for service on its Board of Directors and any committees. We do not pay separate fees for service on our Board of Directors.

         Incentive Plan. Under the Indian Village Bancorp, Inc. 2000 Stock-Based Incentive Plan which was adopted by our stockholders on May 3, 2000, each director of Indian Village Bancorp, Inc. received non-statutory options to purchase 2,200 shares of common stock at an exercise price of $12.10, the fair market value of the common stock on September 20, 2001, the date the options were granted. The options vest equally over a five-year period.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following information is furnished for Marty R. Lindon. None of our executive officers nor any executive officer of Indian Village Community Bank received salary and bonus totaling $100,000 or more during the fiscal year ended June 30, 2002.


                                                                          LONG-TERM
                                                  ANNUAL                 COMPENSATION
                                              COMPENSATION(2)               AWARDS
                                         ------------------------   -------------------
                                                                       SECURITIES
 NAME AND POSITION            FISCAL       SALARY        BONUS      UNDERLYING OPTIONS       ALL OTHER
                               YEAR                                        (#)              COMPENSATION
-----------------------------------------------------------------   ---------------------------------

Marty R. Lindon                2002        $73,296         $5,469            8,200           $8,650(3)
  President and Chief          2001         68,000         10,000             --               7,851
  Executive Officer            2000(1)      31,846             --             --                 739
                               1999         60,000         10,000             --               3,514

-----------------------
(1)  For the six months ended June 30, 2000.
(2) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(3) For 2002, includes a 401(k) plan employer contributions of $4,778 and an ESOP allocation valued at $3,872 on December 31, 2001.

OPTION GRANTS IN LAST FISCAL YEAR

       The following table lists all grants of options under the 2000 Stock-Based Incentive Plan to Mr. Lindon for the year ended June 30, 2002.


                      NUMBER OF SECURITIES    PERCENT OF TOTAL
                       UNDERLYING OPTION     OPTIONS GRANTED TO
                           GRANTED(1)       EMPLOYEES IN FISCAL    EXERCISE OR
   NAME                                             YEAR            BASE PRICE        EXPIRATION DATE
-----------------------------------------------------------------------------------------------------

Marty R. Lindon              8,200                 18.7%              $12.10        September 20, 2011

--------------------
(1) Options become exercisable in five equal annual installments commencing on September 20, 2002; provided, however, that options will be immediately exercisable if the optionee dies or becomes disabled or upon a change in control of Indian Village Bancorp, Inc., as defined in the plan.

OPTION VALUE AT FISCAL YEAR END

The following information is provided for Mr. Lindon as of June 30, 2002. Mr. Lindon did not exercise any stock options during the year ended June 30, 2002.


                    NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                    UNDERLYING UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                    AT FISCAL YEAR-END                AT FISCAL YEAR END ($)(1)
---------------------------------------------------   --------------------------

Name                Exercisable    Unexercisable      Exercisable  Unexercisable
---------------------------------------------------   --------------------------

Marty R. Lindon         --             8,200              --         $19,680


(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2002 ($14.50 per share) less the option exercise price. Options are "in-the-money" if the market price of the shares covered by the options is greater than the exercise price.


EMPLOYMENT AGREEMENT

         We (including Indian Village Community Bank) have entered into a three-year employment agreement with Mr. Lindon. Under the employment agreement, Mr. Lindon's current annual salary is $83,000, which amount Indian Village Community Bank pays and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the first anniversary of the commencement date of the employment agreement and continuing on each anniversary date thereafter, the term may be extended for an additional year at the discretion of the Board. Mr. Lindon may terminate the agreement if he is assigned duties inconsistent with his initial position, duties, responsibilities and status. The agreement may also terminate upon the occurrence of certain events specified by federal regulations. If Mr. Lindon's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, we would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

         The employment agreement also provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of us or Indian Village Community Bank. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, Mr. Lindon is assigned duties inconsistent with his position, duties, responsibilities and status immediately before a change in control.

         The maximum present value of the severance benefits under the employment agreement is 2.99 times Mr. Lindon's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreement provides that the value of the maximum benefit may be distributed, at his election, in the form of a lump sum cash payment equal to 2.99 times his base amount or a combination of a cash payment and continued coverage under Indian Village Community Bank's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times his base amount.
Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of any excess parachute payments, and we would not be entitled to deduct the amount of such excess payments.

         The employment agreement restricts Mr. Lindon's right to compete against us for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Our executive officers and directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

         Based solely on our review of copies of the reports we have received and written representations provided to us from the individuals required to file the reports, we believe that each of our executive officers and directors has complied with applicable reporting requirements for transactions in our common stock during the fiscal year ended June 30, 2002.

                          TRANSACTIONS WITH MANAGEMENT

LOANS AND EXTENSIONS OF CREDIT

         Federal regulations require that all loans or extensions of credit to our executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

OTHER TRANSACTIONS

         Michael A. Cochran performs legal services for us and Indian Village Community Bank. During the fiscal year ended June 30, 2002, we (including Indian Village Community Bank) paid a total of $3,170 in legal fees to Mr. Cochran, which included a retainer fee of $3,000. These amounts in total did not represent more than 5% of total legal fees that Mr. Cochran earned during the fiscal year ended June 30, 2002.

                                   PROPOSAL 2:
                      RATIFICATION OF INDEPENDENT AUDITORS

         Crowe Chizek and Company LLP was our independent auditors for the fiscal year ended June 30, 2002. Our Board of Directors has appointed Crowe, Chizek and Company LLP to be our independent auditors for the fiscal year ending June 30, 2003, subject to the ratification by stockholders. A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors may consider other independent auditors. OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

         The following table sets forth the fees billed to the Company for the fiscal year ending June 30, 2002 by Crowe, Chizek and Company LLP:


          Audit fees.................................            $26,625

          Financial information and systems design
          and implementation fees....................            $     0

          All other fees*............................            $18,175


          -------------------
          * Includes fees for tax-related services and assistance with securities filings.

         The Audit Committee believes that the provision of non-audit services by Crowe, Chizek and Company LLP are compatible with maintaining Crowe, Chizek and Company LLP's independence.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of our Board of Directors is responsible for exercising independent, objective oversight of our independent auditors, accounting functions and internal controls. The Audit Committee is comprised of Cindy S. Knisely, Rebecca S. Mastin and Vernon E. Mishler, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards. The Board of Directors has not adopted a written charter for the Audit Committee.

         The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

         Members of the Audit Committee:

                                Cindy S. Knisely
                                Rebecca S. Mastin
                                Vernon E. Mishler


                      STOCKHOLDER PROPOSALS AND NOMINATIONS

         We must receive proposals that stockholders seek to have included in the proxy statement for our next annual meeting no later than June 6, 2003. If next year's annual meeting is held on a date more than 30 calendar days from November 6, 2003, we must receive a stockholder proposal by a reasonable time before we begin to print and mail the proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         Our Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver written notice of such nominations and/or proposals to the Corporate Secretary not less than 60 days nor more than 90 days before the date of the annual meeting; provided that if less than 71 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. The shareholder's notice of nomination must contain all information relating to the nominee as required by our Bylaws. You may obtain a copy of the Bylaws by writing to Michael A. Cochran, our Corporate Secretary.

                                  MISCELLANEOUS

         We will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to soliciting proxies by mail, directors, our officers, directors and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

         Our Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on September 13, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to our Corporate Secretary. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A COPY OF OUR FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 13, 2002 UPON WRITTEN REQUEST TO MICHAEL A. COCHRAN, CORPORATE SECRETARY, INDIAN VILLAGE BANCORP, INC., P.O. BOX 830, GNADENHUTTEN, OHIO 44629.

         If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

         Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Michael A. Cochran
                                            ------------------------------------
                                            Michael A. Cochran
                                            Corporate Secretary
October 4, 2002

                                 REVOCABLE PROXY

                          INDIAN VILLAGE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 6, 2002

         The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Indian Village Bancorp, Inc. (the "Company"), consisting of John A. Beitzel, Cindy S. Knisely, Joanne Limbach, Marty R. Lindon, Vernon E. Mishler, Michael A. Cochran and Rebecca S. Mastin, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the New Philadelphia branch office of Indian Village Community Bank, 635 West High Street, New Philadelphia, Ohio, on November 6, 2002, at 1:00 p.m., local time, and at any and all adjournments of the meeting, as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

                  Michael A. Cochran           Rebecca S. Mastin

                  VOTE              VOTE                      FOR ALL
                  FOR               WITHHELD                  EXCEPT
                  ---               --------                  ------
                  |_|                 |_|                       |_|



INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2003.

                  FOR                       AGAINST                    ABSTAIN
                  ---                       -------                    -------
                  |_|                         |_|                        |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE LISTED PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         The above-signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and an Annual Report to Stockholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.



                                    Dated:                    , 2002
                                          --------------------


                                    --------------------------------
                                    STOCKHOLDER SIGNATURE


                                    --------------------------------
                                    CO-HOLDER (IF ANY) SIGNATURE




            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.